EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President and Chief Executive Officer of the Company, certifies, that to his knowledge:

      1) BKF Capital Group, Inc.'s Form 10-K for the annual period ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2) The information contained in BKF Capital Group, Inc.'s Form 10-KSB for the annual period ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 31, 2011


                                            /s/ Steven N. Bronson
                                            -----------------------------------
                                            Steven N. Bronson, CEO